UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2003

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Item 5.	Other Events and Regulation FD Disclosure.

On November 11, 2003, Prudential Financial, Inc., a New Jersey corporation, issued a news release announcing that its Board of Directors had declared an annual dividend for 2003. The news release is attached as Exhibit 99.1 to this report and is incorporated into this Item 5 by reference.

Item 7.	Financial Statements and Exhibits.

(c) Exhibits.

99.1    News release dated November 11, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November	12, 2003

PRUDENTIAL FINANCIAL, INC.

By:	/s/ GORDON S. CALDER, JR.
	Name:	Gordon S. Calder, Jr.
	Title:	Assistant Secretary

Exhibit Index

Exhibit No.	Description
99.1	News release dated November 11, 2003.